SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                   May 1, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Tech Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)


            New Jersey                     000-27592               22-1436279
  (State or other jurisdiction of         (Commission           (I.R.S. Employee
  incorporation or organization)           File No.)              I.D. Number)


                955 Belmont Avenue
             North Haledon, New Jersey                              07508
      (Address of principal executive offices                     (Zip Code)


                                 (973) 427-5333
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     Tech Laboratories, Inc. has sold 293,379 shares of its common stock under its self-underwritten public offering pursuant to a prospectus dated February 3, 2000. Aggregate gross proceeds from the offering amounted to $2,273,725.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Tech Laboratories, Inc.

Date: May 8, 2000
                                             By: /s/ Bernard M. Ciongoli
                                             Bernard M. Ciongoli, President


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